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                                                                  EXHIBIT 10.3


                         INTERIM OPERATING AGREEMENT

                 This INTERIM OPERATING AGREEMENT (this "Agreement") is entered into as of April 24, 1998 by and among SMITH BROADCASTING OF VERMONT, LLC, a Delaware limited liability company ("Smith"), STC BROADCASTING, INC., a Delaware corporation ("STC Broadcasting"), STC BROADCASTING OF VERMONT, INC., a Delaware corporation and a wholly-owned subsidiary of STC Broadcasting ("STCBV"), STC LICENSE COMPANY, a Delaware corporation and wholly-owned subsidiary of STC Broadcasting ("STC License Company"), and STC BROADCASTING OF VERMONT SUBSIDIARY, INC., a Delaware corporation and wholly-owned subsidiary of STCBV ("STCBV Sub") (STC Broadcasting, STCBV, STC License Company and STCBV Sub are sometimes individually referred to herein as a "STC Party" and collectively referred to herein as "STC" or the "STC Parties").

                 WHEREAS, STCBV, Tuscaloosa Broadcasting, Inc., a Maryland corporation ("Tuscaloosa"), WPTZ Licensee, Inc., a Maryland corporation ("WPTZ Licensee") and WNNE Licensee, Inc., a Maryland corporation ("WNNE Licensee") (Tuscaloosa, WPTZ Licensee and WNNE Licensee are collectively referred to herein as "Sinclair") have as of February 3, 1998, entered into an Asset Purchase Agreement (the "Sinclair Agreement") pursuant to which STCBV has agreed to buy, and Sinclair has agreed to sell (i) the assets of television broadcast station WPTZ (TV), Channel 5, North Pole, New York ("WPTZ"), and television broadcast station WNNE-TV, Channel 31, Hartford, Vermont ("WNNE"), and (ii) certain assets (the "WFFF Assets") and rights relating to television broadcast station WFFF-TV, Channel 44, Burlington, Vermont ("WFFF"), (WPTZ, WNNE and WFFF are collectively referred to herein as, the "Stations"), all subject to the terms described in the Sinclair Agreement;

                 WHEREAS, the rights of Sinclair relating to the WFFF Assets and WFFF include, without limitation, the rights and obligations of Heritage Media Corporation pursuant to the Broadcast Facilities Agreement and Time Brokerage Agreement, each with Champlain Valley Telecasting and each entered into on August 3, 1995, as amended (collectively, the "WFFF TBA");

                 WHEREAS, STCBV has assigned to STCBV Sub all of STCBV's rights and obligations under the Sinclair Agreement;

                 WHEREAS, the STC Parties and Hearst-Argyle Stations, Inc., a Nevada corporation ("HAT"), have entered into an Asset Exchange Agreement (the "Exchange Agreement") dated as of February 18, 1998, pursuant to which STC is to assign, transfer and convey to HAT all of STC's right, title and interest in the assets of the STC Stations (as defined in the Exchange Agreement), including the assets of WPTZ and WNNE, and HAT is to assign, transfer and convey to STC all of HAT's right, title and interest in the Clear Channel Agreements


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and the assets of the HAT Stations (as defined in the Exchange Agreement), all subject to the terms and conditions described in the Exchange Agreement;

                 WHEREAS, Tuscaloosa, William G. Evans, as trustee for the Heritage Stations Disposition Trust, and Rollins Telecasting, Inc., a Delaware corporation ("Rollins"), WNNE-TV, Inc., a Vermont corporation ("WNNE Subsidiary"; WNNE Subsidiary and Rollins are collectively referred to herein as the "Heritage Sellers") are parties to that certain Transitional Services Agreement, dated as of March 6, 1998, as amended by that certain First Amendment to Transitional Services Agreement, dated as of the date hereof, by and among the original parties thereto and STCBV Sub (the "Transitional Services Agreement"), pursuant to which, in order to accommodate an orderly transition of the Burlington Stations, inter alia, the Trustee has agreed to continue certain administrative services for STCBV Sub and the Heritage Sellers have agreed to continue to employ the employees of the Burlington Stations;

                 WHEREAS, as of the date hereof, pursuant to the Sinclair Agreement, STCBV Sub is acquiring the WFFF Assets from Sinclair and immediately thereafter transferring to Smith the WFFF Assets;

                 WHEREAS, WFFF is operated from the broadcasting and transmission facilities used by WPTZ and in order to accommodate an orderly transfer of the WFFF Assets from STCBV Sub to Smith, the parties wish to provide for the continued use of facilities and services provided by the licensee of WPTZ for the operation of WFFF for a period beginning as of the date hereof and ending on the Closing Date under the Exchange Agreement (the "Interim Operation Period"); and

                 WHEREAS, all capitalized terms used herein but not otherwise referenced herein shall have the meanings ascribed to such terms in the Exchange Agreement.

                 NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                 1. Interim Operating Services. During the time that WPTZ is operated by STCBV Sub, each of the STC Parties agrees that it shall provide Smith with the following services in conjunction with the operation of
WFFF:
                          (a)     continued use of the WPTZ tower and
                                  transmitter building on Terry Mountain, New
                                  York for all of WFFF's broadcast transmission needs, including an STL link;

                          (b) continued use of the WPTZ studio facilities for all of WFFF's technical functions and operations;

                          (c)     continued provision of all satellite
                                  down-link feeds for WFFF;

                          (d) the use by WFFF of WPTZ's equipment and facilities to continue to receive programming, process commercials, promotional material





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                                  and other information to produce an
                                  over-the-air signal that is transmitted to Terry Mountain, New York; and

                          (e) continued access to and utilization of the WPTZ traffic system.

In addition to the foregoing, between the date hereof and the earlier to occur of June 1, 1998 or the Closings under the Exchange Agreement (the "HAT Closing"), the STC Parties will continue to provide the accounting and payroll services presently provided for WFFF's operation in accordance with the terms and conditions of the Transitional Services Agreement. If this Agreement remains in effect after June 1, 1998, Smith shall be responsible for all accounting and payroll services for WFFF.

                 2. WFFF Assets. The parties hereto acknowledge and agree that the equipment, contracts and employees listed in Exhibit A (equipment), Exhibit B (programming contracts), Exhibit C (operating contracts), and Exhibit D (employees), respectively, constitute all of the WFFF Assets. Smith represents and warrants that none of the WFFF Assets set forth on the Exhibits are Shared Assets (as defined in the Exchange Agreement). Such WFFF Assets and other items that may be acquired from time to time by Smith shall remain the property of Smith and shall not be encumbered in any way by any of the STC Parties.

                 3.  Joint Use of STC Shared Assets.  As provided for in
Section 2.11.4 of the Exchange Agreement, the parties hereto further acknowledge and agree that certain of the assets of WPTZ are shared in the operation of WFFF, and during the term hereof, Smith shall be entitled to continue to share such assets as necessary for the operation of WFFF; provided, however, Smith shall not be deemed to have any ownership interest in any of such assets.

                 4. Term and Termination. Except for the obligations to be performed after the Interim Operation Period, this Agreement shall commence on the date hereof and shall remain in effect until the HAT Closing; provided, however, Smith shall be permitted to terminate any portion of Smith's use of WPTZ's facilities by providing sixty (60) days prior written notice of intent to do so.

                 5. Compensation for Interim Operating Services; Lease. The STC Parties shall provide the services described herein for WFFF during the Interim Operation Period at no charge or cost to Smith; provided, however, Smith shall be responsible for the payment of all costs and benefits for each of Smith's employees and for all supplies necessary for the operation of WFFF. With respect to Smith's use of WPTZ's tower and equipment space at Terry Mountain, New York for WFFF, there will be no charges for rental of such space during the Interim Operation Period. The STC Parties further agree to cooperate at the sole expense of Smith in all reasonable respects in connection with any relocation of WFFF's transmission facilities.

                 6.       Working Capital; Revenue and Expenses.

                 (a) Smith agrees to make certain advances of working capital to the STC Parties for the working capital requirements of WFFF as follows (each a "Working Capital






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Advance"): (i) within three (3) business days of the date hereof, Smith shall advance to the STC Parties the amount of Twenty-Five Thousand Dollars ($25,000), (ii) on May 7, 1998, Smith shall advance to the STC Parties the amount of Seventy Thousand Dollars ($70,000), and (iii) after June 1, 1998 and until such time as the HAT Closing occurs, Smith agrees to make further advances of working capital to the STC Parties as are necessary for the business and operations of WFFF within three (3) business days of Smith's receipt of the STC Parties' written request. All Working Capital Advances shall be delivered by Smith (or on behalf of Smith) by wire transfer of federal funds to an account specified in writing by the STC Parties.

                 (b) Subject to the terms and conditions of the Transitional Services Agreement, the STC Parties shall be responsible during their period of operation of WPTZ for receiving all revenues from WFFF's business and operations and the payment of all of the operating expenses for WFFF. At the time of the HAT Closing, there shall be an accounting of the revenues received and expenses incurred between the date hereof and the HAT Closing. Such accounting shall be completed within sixty (60) days after the HAT Closing (the date of the final determination of the accounting shall be the "Accounting Date"). In the event that all cash expenditures (including film payments and capital expenditures) for WFFF exceed the sum of the Working Capital Advances and cash received during the Interim Operation Period, Smith shall pay to the STC Parties on the Accounting Date an amount equal to such deficiency. In the event that cash received and Working Capital Advances exceeds all cash expenditures (including film payments and capital expenditures) for WFFF during the Interim Operation Period, the STC Parties shall on the Accounting Date pay to Smith the amount of such excess. All accounts receivable of WFFF generated from April 24, 1998 through the HAT Closing shall remain the property of Smith. The parties acknowledge and agree that under no circumstances shall the STC Parties realize any net negative cash effects in connection with the business and operations of WFFF. As of the HAT Closing, Smith shall establish its own bank accounts and be responsible for the payment of all of Smith's operating expenses and collection of receivables from that date forward.

                 7. Designation of Smith. As of the HAT Closing, the STC Parties agree to designate Smith as the STC Parties' "permitted designee" under
Section 2.11.3 of the Exchange Agreement.

                 8. No Joint Venture or Agency. Nothing in this Agreement shall be construed so as to constitute any joint venture, partnership or agency relationship between Smith and the STC Parties.

                 9. Assignment. During the Interim Operation Period, Smith shall not have the right to assign the WFFF TBA (and any rights or obligations hereunder relative to WFFF), in whole or in part, except (a) to any affiliate of Smith or (b) to any other Person with the prior written consent of HAT (which consent shall not be unreasonably withheld, conditioned or delayed). This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns as permitted hereunder. Neither this Agreement nor any rights hereunder shall be assignable by any party without the prior written consent of the other parties hereto.





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                 10.      Force Majeure.  The parties hereto shall not be
liable to any other party for any loss or damage due to delays or failure to perform resulting from an event of "Force Majeure", including without limitation, act of God; adverse weather; loss of electrical power; accident; war; fire; lockout; strike or labor dispute; riot or civil commotion; act of the public enemy; enactment, rule, order or act of civil or military authority; acts or omissions of the other party; judicial action; inability to secure adequate materials, labor, or facilities; defaults of subcontractors or suppliers; the inability of carriers to make scheduled deliveries; or any other event beyond the reasonable control of such party.

                 11. Headings. Section and subsection headings contained in this Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

                 12.      No Third Party Beneficiary.   It is the explicit
intention of the parties hereto that no person or entity other than the parties hereto is or shall be entitled to bring any action to enforce any provision of this Agreement against any of the parties hereto, and the covenants, undertakings, and agreements set forth in this Agreement shall be solely for the benefit of, and shall be enforceable only by, the parties hereto or their respective successors and assigns as permitted hereunder.

                 13. Notices. All notices and communications required by this Agreement to be delivered to Smith and HAT shall be delivered as follows:

                          If to STC:

                                  STC Broadcasting, Inc.
                                  3839 4th Street North
                                  Suite 420
                                  St. Petersburg, Florida  33703
                                  Attn:    David A. Fitz
                                  Fax:     (813) 821-8092

                                  with a copy (which shall not constitute
                                  notice) to:

                                  Hogan & Hartson L.L.P.
                                  555 Thirteenth Street, N.W.
                                  Washington, D.C.  20004
                                  Attn:    William S. Reyner, Jr., Esq.
                                  Fax:     (202) 637-5910



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                          and to:

                                  Hicks, Muse, Tate & Furst Incorporated
                                  200 Crescent Court
                                  Suite 1600
                                  Dallas, Texas  75201
                                  Attn:    Lawrence D. Stuart, Jr.
                                  Fax:     (214) 740-7355

                          If to Smith:

                                  Smith Broadcasting of Vermont, LLC
                                  127 El Paseo
                                  Santa Barbara, California  93101
                                  Attn:    Robert N. Smith
                                  Fax:     (805) 965-1144

                          and to:

                                  Smith Broadcasting of Vermont, LLC
                                  3839 Fourth Street, North
                                  Suite 420
                                  St. Petersburg, Florida  33703
                                  Attn:    Margaret Williams
                                  Fax:     (813) 821-8092

                 14. Entire Agreement; Amendment. This Agreement contains the entire Agreement between the parties. No amendment, modification or discharge of this Agreement shall be valid or binding unless set forth in writing and executed by each party to this Agreement.

                 15. Choice of Law. This Agreement shall be governed by and construed under and in accordance with the laws of the State of New York (except the choice of law provisions thereof), and each of the parties hereby agrees to submit to the jurisdiction and venue of the courts of the State of New York.

                 16. Authorization. This execution, delivery and performance of this Agreement have been validly authorized and the Agreement constitutes a valid and binding agreement among each of the signatories hereto.

                 17. Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.




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                            [SIGNATURE PAGE FOLLOWS]






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                 IN WITNESS WHEREOF, each of the parties hereto has executed this Interim Operating Agreement, or has caused this Interim Operating Agreement to be duly executed and delivered in its name on its behalf, all as of the day and year first above written.



                                        SMITH BROADCASTING OF VERMONT, LLC


                                        By: /s/ Robert N. Smith
                                            -----------------------------------

                                        STC BROADCASTING, INC.
                                        By: /s/ David A. Fitz
                                            -----------------------------------
                                                David A. Fitz
                                                Chief Financial Officer

                                        STC LICENSE COMPANY
                                        By: /s/ David A. Fitz
                                            -----------------------------------
                                                David A. Fitz
                                                Chief Financial Officer

                                        STC BROADCASTING OF VERMONT, INC.
                                        By: /s/ David A. Fitz
                                            -----------------------------------
                                                David A. Fitz
                                                Chief Financial Officer

                                        STC BROADCASTING OF VERMONT SUBSIDIARY,
                                          INC.
                                        By: /s/ David A. Fitz
                                            -----------------------------------
                                                 David A. Fitz
                                                 Chief Financial Officer





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